UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Quanta Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your vote matters!
Quanta Services, Inc.
Annual Meeting of Stockholders
Thursday, May 21, 2026 8:30 AM, Central Time Quanta Services, Inc. Headquarters 2727 North Loop West, Houston, Texas 77008
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SEE REVERSE FOR FULL AGENDA
Meeting Materials: (1) Notice of Meeting and Proxy Statement & (2) Annual Report
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 21, 2026 For Stockholders of Record as of April 2, 2026
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Proxy materials available to view and receive: (1) Notice and Proxy Statement (2) 2025 Annual Report and 2025 Form 10-K. Have the 12 digit control number located in the shaded box
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Quanta Services, Inc. Annual Meeting of Stockholders
THE BOARD OF DIRECTORS OF QUANTA SERVICES, INC. RECOMMENDS A VOTE:
FOR EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2, AND 3.
PROPOSAL
1. Election of ten directors nominated by Quanta’s Board of Directors;
1.01 Earl C. (Duke) Austin, Jr.
1.02 Warner L. Baxter
1.03 Doyle N. Beneby
1.04 Bernard Fried
1.05 Worthing F. Jackman
1.06 Joseph Kim
1.07 Holli C. Ladhani
1.08 Jo-ann M. dePass Olsovsky
1.09 R. Scott Rowe
1.10 Martha B. Wyrsch
2. Approval, by non-binding advisory vote, of the compensation of Quanta’s named executive officers for fiscal year 2025;
3. Ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for fiscal year 2026; and
4. Action upon any other matters that are properly brought before the meeting, or any adjournments or postponements of the meeting, by or at the direction of the Board of Directors.